361 Global Long/Short Equity Fund

Investor Class Shares – AGAQX

Class I Shares – AGAZX

Class Y Shares – AGAWX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated January 19, 2022, to the

Statement of Additional Information (“SAI”)

dated March 1, 2021, as amended April 1, 2021.

The Trust has adopted policies and procedures regarding fund of funds arrangements entered into by certain series of the Trust. In that connection, effective immediately, the following non-fundamental investment policy is added under the heading entitled “Investment Restrictions” beginning on page B-29 of the SAI, with respect to the 361 Global Long/Short Equity Fund:

With respect to the 361 Global Long/Short Equity Fund, to the extent the Fund is an “acquired fund” in a fund of funds arrangement relying on Rule 12d1-4 under the 1940 Act, the Fund will limit its acquisition of securities of investment companies and companies that would be investment companies under the 1940 Act but for the exclusion from the definition of investment company in Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to an aggregate amount that does not exceed 10% of the Fund’s total assets (measured immediately after acquisition); provided that such limitation shall not apply to investments by the Fund in: (a) another fund as part of a master-feeder structure in reliance on Section 12(d)(1)(E) of the 1940 Act (master feeder arrangements); (b) money market funds in reliance on Rule 12d1-1; (c) a wholly owned and controlled subsidiary of the Fund; (d) securities received as a dividend or as a result of a plan of reorganization of a company; or (e) securities of another fund received pursuant to an interfund lending arrangement permitted by an exemptive order issued by the SEC.

Please retain this Supplement with your records.